Non-Operating Income (Expense)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Non-Operating Income (Expense)
11. Non-Operating Income (Expense)

(CAD$ in millions)	2025	2024
QB variable consideration to IMSA and Codelco (a)	$142	$(51)
Foreign exchange gains (losses)	(41)	146
Other	(49)	(88)
	$52	$7

a) QB Variable Consideration to IMSA and Codelco

Variable consideration to IMSA

During the year ended December 31, 2025, we recorded $nil (2024 – $7 million) of expense (Note 32(b)) related to a derivative financial liability arising from the 2018 Inversiones Mineras S.A. (IMSA) acquisition. This derivative financial liability is carried at fair value, with changes in fair value being recognized in profit for the year. The derivative liability reflects contingent payments based on average copper prices exceeding US$3.15 per pound in each of the first three years following commencement of commercial production. The fair value of the IMSA liability is calculated using a discounted cash flow method based on quoted market prices and is considered a Level 2 fair value measurement with significant observable inputs on the fair value hierarchy (Note 33).

Commencement of commercial production occurred in March of 2024, setting the cumulative maximum payment to US$97 million. The derivative liability was reduced in April 2025 as a result of a US$50 million payment to IMSA.

The fair value of the derivative financial liability is $62 million (2024 – $132 million) as at December 31, 2025, based on our estimate that the future average copper prices will exceed the US$3.15 per pound contractual threshold during the measurement period.

The current portion of the financial liability is $62 million (2024 – $72 million) and is recorded in trade accounts payable and other liabilities (Note 19). The non-current portion is $nil (2024 – $60 million) and is recorded in financial and other liabilities (Note 26).
11. Non-Operating Income (Expense) (continued)

Variable consideration to Codelco

During the year ended December 31, 2025, we recorded $142 million of income (2024 – $44 million of expense) related to changes in the carrying value of the financial liability for the preferential dividend stream from QBSA to Codelco. The financial liability was previously owed to Empresa Nacional de Minería (ENAMI) but is now owed to Codelco, subsequent to Codelco’s acquisition of ENAMI’s interest in QBSA during 2024. As at December 31, 2025, the carrying value of this financial liability, which is measured at amortized cost, is $402 million (2024 – $548 million) (Note 26). This financial liability is significantly affected by copper prices, the interest rate on the subordinated loans provided by us and SMM/SC to QBSA, operating cost estimates and capital expenditure estimates, which all affect the timing of when QBSA repays the loans. The fair value of the financial liability is approximated by its carrying value, and is considered a Level 3 fair value measurement with significant unobservable inputs in the fair value hierarchy (Note 33).